RIGHTS CERTIFICATE # **NUMBER OF RIGHTS**

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS SUPPLEMENT DATED JANUARY 22, 2026, AND ACCOMPANYING PROSPECTUS (TOGETHER, THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM EQ FUND SOLUTIONS, LLC, THE INFORMATION AGENT.

ARROWMARK FINANCIAL CORP.

Incorporated under the laws of the State of Delaware

TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing Transferable Subscription Rights to Purchase Shares of Common Stock of ArrowMark Financial Corp.

Estimated Subscription Price: $19.93 per Share

THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 18, 2026, UNLESS EXTENDED BY THE COMPANY

REGISTERED OWNER:

THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of transferable subscription rights ("Rights") set forth above. Each whole Right entitles the holder thereof to subscribe for and purchase one share of Common Stock, with a par value of $0.001 per share, of ArrowMark Financial Corp., a Delaware corporation, at an estimated subscription price of $19.93 per share (the "Primary Subscription Privilege"), pursuant to a rights offering (the "Rights Offering"), on the terms and subject to the conditions set forth in the Prospectus and the "Instructions as to Use of ArrowMark Financial Corp. Subscription Rights Certificates" accompanying this Subscription Rights Certificate. If any Common Shares available for purchase in the Rights Offering are not purchased by other holders of Rights pursuant to the exercise of their Primary Subscription Privilege (the "Excess Shares"), any Rights holder who was a holder or recor of Common Shares as of 5:00 P.M. Eastern Time on January 22, 2026 ("Record Date Shareholders") that exercises its Primary Subscription Privilege in full may subscribe for a number of Excess Shares pursuant to the terms and conditions of the Rights Offering, subject to proration, as described in the Prospectus (the "Over-Subscription Privilege"). The Rights represented by this Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side hereof and by retuning the full payment of the subscription price for each Common Share in accordance with the "Instructions as to Use of ArrowMark Financial Corp. Subscription Rights Certificates" that accompany this Subscription Rights Certificate.

This Subscription Rights Certificate is not valid unless countersigned by the subscription agent and registered by the registrar.

Witness the seal of ArrowMark Financial Corp. and the signatures of its duly authorized officers.

Dated: January 22, 2026

/s/ Sanjai Bhonsle
Chief Executive Officer and Principal Executive Officer

/s/ Pat Farrell
Chief Financial Officer

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY, LLC
TRANSFER AGENT
AND REGISTRAR

BY:
AUTHORIZED SIGNATURE

DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE

Delivery other than in the manner or to the addresses listed below will not constitute valid delivery.

If delivering by express mail, courier, or other expedited service:

Equiniti Trust Company, LLC
1110 Centre Pointe Curve, Suite # 101
Mendota Heights, MN 55120
Attn: Onbase – Reorganization Depart.

By mail:

Equiniti Trust Company, LLC
Operations Center
Attn: Onbase – Reorganization Depart.
1110 Centre Pointe Curve, Suite # 101
Mendota Heights, MN 55120

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS

To subscribe for shares pursuant to your Primary Subscription Right, please complete lines (a) and (c) and sign under Form 4 below. To subscribe for shares pursuant to your Over-Subscription Right, please also complete line (b) and sign under Form 4 below. To the extent you subscribe for more Shares than you are entitled under either the Primary Subscription Right or the Over-Subscription Right, you will be deemed to have elected to purchase the maximum number of shares for which you are entitled to subscribe under the Primary Subscription Right or Over-Subscription Right, as applicable.

(a) EXERCISE OF PRIMARY SUBSCRIPTION RIGHT:

I apply for ______________ shares x $19.93 = $_______________
(no. of new shares) (subscription price) (amount enclosed)

(b) EXERCISE OF OVER-SUBSCRIPTION RIGHT

If you have exercised your Primary Subscription Right in full and wish to subscribe for additional shares in an amount equal to up to 20% of the shares of Common Stock for which you are otherwise entitled to subscribe pursuant to your Over-Subscription Right:

I apply for ______________ shares x $19.93 = $_______________
(no. of new shares) (subscription price) (amount enclosed)

(c) Total Amount of Payment Enclosed = $_________________

METHOD OF PAYMENT (CHECK ONE)

☐ Check or bank draft payable to "Equiniti Trust Company, LLC as Subscription Agent."

☐ Wire transfer of immediately available funds directly to the account maintained by Equiniti Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA #021000021 or Swift Code: CHASUS33, Account # 530-354616 Equiniti Trust Company, LLC FBO ArrowMark Financial Corp., with reference to the rights holder's name.

Please note $19.93] is an estimated subscription price only. The subscription price will be determined as described in the Prospectus.

FORM 2-TRANSFER TO DESIGNATED TRANSFEREE

To transfer your subscription rights to another person, complete this Form 2 and have your signature guaranteed under Form 5.

For value received ______________ of the subscription rights represented by this Subscription Rights Certificate are assigned to:

____

____

Social Security # ____

Signature(s): ____

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 3-DELIVERY TO DIFFERENT ADDRESS

If you wish for the Common Shares underlying your subscription rights, a certificate representing unexercised subscription rights or the proceeds of any sale of subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign under Form 4 and have your signature guaranteed under Form 5.

____

____

____

FORM 4-SIGNATURE

TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus.

Signature(s): ____

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 5-SIGNATURE GUARANTEE

This form must be completed if you have completed any portion of Forms 2 or 3.

Signature Guaranteed: ____
(Name of Bank or Firm)

By: ____
(Signature of Officer)

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

FOR INSTRUCTIONS ON THE USE OF ARROWMARK FINANCIAL CORP. SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT THE INFORMATION AGENT, AT (888) 605-1958.